Significant Subsequent Events	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Significant Subsequent Events
39.	SIGNIFICANT SUBSEQUENT EVENTS
On March 17, 2023, the board of director of USISH, resolved to establish a special purpose vehicle (“SPV”) with a registered capital of US$53,000 thousand by its wholly-owned subsidiary, UGT, and an unrelated party, Ample Trading, Co., Ltd. (“Ample Trading”), through a joint venture agreement. UGT will obtain 75.1% ownership of the SPV and Ample Trading will obtain the remaining 24.9% ownership of the SPV. The SPV will acquire the automotive wireless business (“Target Business”) of an unrelated party, TE Connectivity Ltd., with an estimated value of US$48,000 thousand. The acquisition price will be paid by cash, which will be adjusted for the net debt and net working capital of the Target Business on the settlement date. The transaction is subject to the approvals from the respective countries where the Target Business will operate in.